UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Infinity Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Annual Meeting

of Stockholders to be Held on June 17, 2009.

Meeting Information
Meeting Type: Annual
For holders as of: 4/20/2009
Date: 6/17/2009 Time: 8:00 a.m. EDT
Location:	Stonehedge Inn 160 Pawtucket Boulevard Tyngsboro, Massachusetts 01879
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy material online at www.infi.com/proxy or easily request a paper or email copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Visit: www.infi.com/proxy
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You may also request paper or email delivery of future meeting materials. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. If requesting a future delivery preference, please include your preference in the body of the email.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 6/3/2009.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting, please contact Corporate Communications by calling (617) 453-1015 or emailing irpr_info@infi.com.
Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

A VOTE FOR ALL OF THE DIRECTOR NOMINEES AND FOR PROPOSAL NUMBER 2 IS RECOMMENDED BY THE BOARD OR DIRECTORS

1.	To elect 11 directors to serve for a one-year term expiring at the 2010 annual meeting of stockholders:

1a) Martin Babler		1i) Ian F. Smith

1b) Anthony B. Evnin, Ph.D.		1j) James B. Tananbaum, M.D.

1c) Harry F. Hixson, Jr., Ph.D.		1k) Michael C. Venuti, Ph.D.

1d) Steven H. Holtzman

1e) Eric S. Lander, Ph.D.	2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

1f) Patrick P. Lee

1g) Arnold J. Levine, Ph.D.

1h) Franklin H. Moss, Ph.D.